         Exhibit 4.2

INCORPORATED UNDER THE LAWS OF
THE STATE OF MARYLAND

   NUMBER                                                                                                                 SHARES

___________                                                                                                    ___________

OLD LINE BANCSHARES, INC.
a Maryland corporation

THIS CERTIFIES  that ______________________ is the registered holder of _______________ shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share, transferable only on the  books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

           IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly  authorized  officers and its  Corporate Seal to be hereunto affixed this __ day of ______ A.D. ___.

______________________                                                                                                            ____________________
      Secretary                                                                         President

REVERSE SIDE

        The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Issuer of a favorable opinion of its counsel and/or the submission to the Issuer of such other evidence as may be satisfactory to counsel for the Issuer, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

        For value received,  __________  hereby sell, assign and transfer unto ______________ Shares represented by the within Certificate,  and  do  hereby irrevocably constitute and  appoint _______________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

In the presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT  ALTERATION OR  ENLARGEMENT, OR ANY CHANGE WHATEVER.